EXHIBIT 24.1




                                POWER OF ATTORNEY


         William E. Chiles hereby designates and appoints Dick H. Fagerstal as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



         Signature                        Title                        Date
         ---------                        -----                        ----

/s/ William E. Chiles           President and Chief Executive     March 29, 1999
----------------------------    Officer and Manager/Director
William E. Chiles








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
                                POWER OF ATTORNEY


         Dick H. Fagerstal hereby designates and appoints William E. Chiles as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



        Signature                       Title                          Date
        ---------                       -----                          ----

/s/ Dick H. Fagerstal           Senior Vice President, Chief      March 29, 1999
----------------------------    Financial Officer and Secretary
Dick H. Fagerstal               and Manager/Director








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
                                POWER OF ATTORNEY


         William A. Thorogood hereby designates and appoints William E. Chiles and Dick H. Fagerstal and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



           Signature                    Title                        Date
           ---------                    -----                        ----

/s/ William A. Thorogood        Vice President--Controller and    March 29, 1999
-----------------------------   Assistant Secretary
William A. Thorogood




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
                                POWER OF ATTORNEY


         Charles Fabrikant hereby designates and appoints William E. Chiles and Dick H. Fagerstal and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



         Signature                    Title                           Date
         ---------                    -----                           ----

/s/ Charles Fabrikant         Chairman of the Management         March 29, 1999
--------------------------    Committee/Director
Charles Fabrikant










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
                                POWER OF ATTORNEY


         Randall Blank hereby designates and appoints William E. Chiles and Dick
H. Fagerstal and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



      Signature                       Title                          Date
      ---------                       -----                          ----

/s/ Randall Blank                 Manager/Director               March 29, 1999
----------------------------
Randall Blank











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
                                POWER OF ATTORNEY


         Timothy J. McKeand hereby designates and appoints William E. Chiles and Dick H. Fagerstal and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



        Signature                      Title                          Date

/s/ Timothy J. McKeand            Manager/Director               March 29, 1999
----------------------------
Timothy J. McKeand

                                POWER OF ATTORNEY


         Robert J. Pierot, Jr. hereby designates and appoints William E. Chiles and Dick H. Fagerstal and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



        Signature                      Title                           Date
        ---------                      -----                           ----

/s/ Robert J. Pierot, Jr.         Manager/Director               March 29, 1999
------------------------------
Robert J. Pierot, Jr.

                                POWER OF ATTORNEY


         Jonathan B. Fairbanks hereby designates and appoints William E. Chiles and Dick H. Fagerstal and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Chiles Offshore LLC, Chiles Offshore Finance Corp., Chiles Columbus LLC and Chiles Magellan LLC with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



         Signature                       Title                         Date
         ---------                       -----                         ----

/s/ Jonathan B. Fairbanks           Manager/Director             March 29, 1999
--------------------------------
Jonathan B. Fairbanks









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